EXECUTION COPY








                               EQUITY ACQUISITION

                                    AGREEMENT

                                     between


                           MICHAEL CARUSO & CO., INC.


                                 CANDIE'S, INC.


                                       and


                              SWEET SPORTSWEAR, LLC


                           Dated as of April 23, 2002

                                TABLE OF CONTENTS

                                                                                                               Page
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ARTICLE I. PURCHASE AND SALE OF UNZIPPED INTEREST.................................................................1

   SECTION 1.01                     Sale of Interest..............................................................1
   SECTION 1.02                     Purchase Price................................................................2
   SECTION 1.03                     Closing.......................................................................2

ARTICLE II. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MC..................................................3

   SECTION 2.01                     Organization, Qualifications and Corporate Power..............................3
   SECTION 2.02                     Authorization; No Conflict; NonContravention..................................3
   SECTION 2.03                     Consents and Approvals........................................................4
   SECTION 2.04                     Validity......................................................................4
   SECTION 2.05                     Authorized Capital Stock......................................................5
   SECTION 2.06                     SEC Reports...................................................................6
   SECTION 2.07                     Litigation; Compliance with Law...............................................7
   SECTION 2.08                     Taxes.........................................................................8
   SECTION 2.09                     Offering of the Shares........................................................8
   SECTION 2.10                     Registration Rights...........................................................9

ARTICLE III. REPRESENTATIONS and WARRANTIES OF SWEET..............................................................9

   SECTION 3.01                     Investment Representations....................................................9
   SECTION 3.02                     Organization; Authorization, Noncontravention................................10
   SECTION 3.03                     Validity.....................................................................10
   SECTION 3.04                     Consents and Approvals.......................................................10
   SECTION 3.05                     Unencumbered Title...........................................................10
   SECTION 3.06                     Financial Statements of Unzipped.............................................11
   SECTION 3.07                     Litigation; Compliance with Law..............................................11
   SECTION 3.08                     Taxes........................................................................12
   SECTION 3.09                     Acknowledgement Regarding Intellectual Property..............................12

ARTICLE IV. CONDITIONS TO CLOSING................................................................................12

   SECTION 4.01                     Conditions to Sweet's Obligations at the Closing.............................12
   SECTION 4.02                     Conditions to the Company's and MC's Obligations at the Closing..............14

ARTICLE V. COVENANTS OF THE COMPANY..............................................................................16

   SECTION 5.01                     Directors and Officers Insurance.............................................16
   SECTION 5.02                     Board Rights.................................................................16
   SECTION 5.03                     Expenses of Director.........................................................16
   SECTION 5.04                     Payment of Azteca Receivables/Debt; Release of Azteca........................16
   SECTION 5.05                     Compliance with Law; Corporate Existence.....................................17

ARTICLE VI. COVENANTS of SWEET...................................................................................17

   SECTION 6.01                     Restrictions on Transfer.....................................................17
   SECTION 6.02                     Voting Restriction...........................................................18
   SECTION 6.03                     Legends......................................................................18

                                     -(i)-

ARTICLE VII. SURVIVAL; INDEMNIFICATION...........................................................................19

   SECTION 7.01                     Survival of Representations and Warranties...................................19
   SECTION 7.02                     Indemnification by the Company...............................................19
   SECTION 7.03                     Indemnification by Sweet.....................................................19
   SECTION 7.04                     Procedure for Indemnification................................................20
   SECTION 7.05                     Assistance...................................................................21
   SECTION 7.06                     Other Remedies...............................................................21

ARTICLE VIII. RELEASE OF CERTAIN LIABILITIES.....................................................................21

   SECTION 8.01                     The Release..................................................................21
   SECTION 8.02                     Statutory Waiver.............................................................21

ARTICLE IX. Miscellaneous........................................................................................22

   SECTION 9.01                     Expenses.....................................................................22
   SECTION 9.02                     Brokerage....................................................................22
   SECTION 9.03                     Parties in Interest..........................................................22
   SECTION 9.04                     Specific Performance.........................................................22
   SECTION 9.05                     Further Assurances...........................................................22
   SECTION 9.06                     Submission to Jurisdiction; Consent to Service of Process....................23
   SECTION 9.07                     Notices......................................................................23
   SECTION 9.08                     Governing Law................................................................24
   SECTION 9.09                     Entire Agreement.............................................................24
   SECTION 9.10                     Attorney's Fees..............................................................25
   SECTION 9.11                     Counterparts.................................................................25
   SECTION 9.12                     Amendments and Waivers.......................................................25
   SECTION 9.13                     Successors and Assigns.......................................................25
   SECTION 9.14                     Severability.................................................................25
   SECTION 9.15                     Titles and Subtitles.........................................................25
   SECTION 9.16                     Adjustments for Stock Splits, Etc............................................25
   SECTION 9.17                     Construction.................................................................26
   SECTION 9.18                     Schedules....................................................................26
   SECTION 9.19                     Remedies.....................................................................26
   SECTION 9.20                     Certain Defined Terms........................................................26
   SECTION 9.21                     Incorporation of Exhibits, Annexes and Schedules.............................28


INDEX TO EXHIBITS

EXHIBIT A                  Note
EXHIBIT B                  Investor Rights Agreement
EXHIBIT C                  Management Agreement
EXHIBIT D                  Amended Supply Agreement
EXHIBIT E                  Amended Distribution Agreement
EXHIBIT F                  Collateral Pledge Agreement
EXHIBIT G                  Sweet Proxy
EXHIBIT H                  Opinions of Company's Counsel
EXHIBIT I                  Indemnification Agreement
EXHIBIT J                  Opinion of Sweet's Counsel
EXHIBIT K                  Transfer Restriction Agreement for A Shares


                                     -(ii)-

EXHIBIT L                  Transfer Restriction Agreement for B Shares
EXHIBIT M                  Transferee Proxy
EXHIBIT N                  Unzipped Financial Statements

                                     -(iii)-

                             INDEX OF DEFINED TERMS

Defined Term                                              Location of Definition
A Shares                                                  Section 1.02
Acceleration                                              Recitals
ADS                                                       Section 1.03
Agreement                                                 Preamble
Affiliate                                                 Section 9.20
Affiliated Transferee                                     Section 6.02
Amended Distribution Agreement                            Section 1.03
Amended Supply Agreement                                  Section 1.03
Azteca                                                    Section 1.03
B Shares                                                  Section 1.02
Bylaws                                                    Section 2.02
Capital Contribution Agreement                            Section 3.09
Certificate of Designations                               Section 2.02
Charter                                                   Section 2.02
Claims                                                    Section 8.01
Closing                                                   Section 1.03
Closing Date                                              Section 1.03
Collateral Pledge Agreement                               Section 1.03
Common Stock                                              Section 1.02
Company                                                   Preamble
Company Basket Amount                                     Section 7.03(b)
Company Lawsuit                                           Section 9.06(a)
Company's knowledge                                       Section 9.20
Effective Date                                            Preamble
Encumbrances                                              Section 3.05
Exchange Act                                              Section 9.20
Financial Statements                                      Section 9.20
GAAP                                                      Section 9.20
Indemnified Company Parties                               Section 7.03(a)
Indemnified Company Parties' Losses                       Section 7.03(a)
Indemnified Sweet Parties                                 Section 7.02(a)
Indemnified Sweet Parties' Losses                         Section 7.02(a)
Interest                                                  Section 1.01
Investor Rights Agreement                                 Section 1.03
IP Holdings                                               Section 3.09
Lien                                                      Section 9.20
Management Agreement                                      Section 1.03
Material Adverse Effect                                   Section 9.20
MC                                                        Preamble
Note                                                      Section 1.02
Operating Agreement                                       Recitals


                                     -(iv)-

Permits                                                   Section 9.20
Person                                                    Section 9.20
Permitted Transferee                                      Section 6.01(b)
Preferred Stock                                           Section 2.05(a)
Purchase Price                                            Section 1.02
Purchase/Sell Obligation                                  Recitals
Recent SEC Reports                                        Section 2.06(a)
Schedules                                                 Section 9.18
SEC                                                       Section 2.06(a)
SEC Reports                                               Section 2.06(a)
Securities Act                                            Section 2.05(b)
Shares                                                    Section 1.02
Subsidiary                                                Section 9.20
Sweet                                                     Preamble
Sweet Basket Amount                                       Section 7.02(b)
Sweet Interest                                            Section 9.20
Sweet Lawsuit                                             Section 9.06(a)
Sweet Proxy                                               Section 1.03
Sweet Representative                                      Section 8.01
Sweet's knowledge                                         Section 9.20
Term Sheet                                                Recitals
Transaction Documents                                     Section 9.20
Transfer Restriction Agreement for A Shares               Section 6.01(b)
Transfer Restriction Agreement for B Shares               Section 6.01(c)
Transferee Proxy                                          Section 6.02
Unzipped                                                  Recitals
Unzipped Financial Statements                             Section 9.20

                                     -(v)-

     This EQUITY ACQUISITION AGREEMENT (this "Agreement"), made as of April 23, 2002 (the "Effective Date"), is entered into by and between Candie's, Inc., a Delaware corporation (the "Company") and Michael Caruso & Co., Inc., a California corporation and a wholly-owned subsidiary of the Company ("MC"), on the one hand, and Sweet Sportswear, LLC, a California limited liability company ("Sweet"), on the other hand. Certain capitalized terms used herein are defined in Section 9.20 of this Agreement.

                                    RECITALS

     WHEREAS, pursuant to Section 12 of that certain Limited Liability Company Operating Agreement of Unzipped Apparel LLC, dated as of October 7, 1998 (as subsequently amended and/or modified prior to the Effective Date, the "Operating Agreement"), among Sweet, MC, and Unzipped Apparel LLC ("Unzipped"), the Company had an obligation to purchase and Sweet had an obligation to sell, all of Sweet's interest in Unzipped on January 31, 2003 (the "Purchase/Sell Obligation");

     WHEREAS, the Company desired to accelerate the consummation of its purchase of Sweet's interest in Unzipped and to purchase such interest through the Company's wholly-owned subsidiary, MC;

     WHEREAS, Sweet desired to accept the acceleration of the Purchase/Sell Obligation subject to the modification of the terms set forth in Section 12 of the Operating Agreement relating to, among other things, the consideration payable to Sweet by the Company; and

     WHEREAS, on the Effective Date, the Company, Sweet and MC entered into that certain binding term sheet (the "Term Sheet") pursuant to which Sweet and the Company accelerated, effective as of the Effective Date, the consummation of each of Sweet's and the Company's obligations with respect to the Purchase/Sell Obligation, subject to certain modifications, including modifications to the terms of the consideration payable by the Company pursuant to the Purchase/Sell Obligation (the "Acceleration"); and

     WHEREAS, the parties desire to set forth in more detail and with more definitive language the terms and conditions relating to the Acceleration and to modify and supersede the terms and conditions of the parties' agreement set forth in the Term Sheet.

     NOW,  THEREFORE,   in  consideration  of  the  premises,   representations,
warranties and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I.

                     PURCHASE AND SALE OF UNZIPPED INTEREST

     SECTION 1.01 Sale of Interest. On the Effective Date, pursuant to the terms and conditions of the Term Sheet (as modified, clarified and superseded on the Closing Date, effective as of the Effective Date, by the terms and conditions of this Agreement), Sweet, in full satisfaction of Sweet's obligations with respect to the Purchase/Sell Obligation, sold and transferred to MC, and MC, in full satisfaction of the Company's obligations with respect to the Purchase/Sell Obligation, purchased, all of Sweet's right, title and interest in the Sweet Interest in Unzipped in exchange for the Purchase Price described in Section 1.02 below. Effective as of the Effective Date, Sweet is no longer a party to the Operating Agreement and neither Sweet nor any of its designees are members or managers of Unzipped under the Operating Agreement or (other than as set forth in the Management Agreement, defined below) otherwise or have any rights thereunder, and neither Sweet nor the Company has any further obligations with respect to Section 12 thereof.

     SECTION 1.02 Purchase Price. The Company has issued to Sweet 3,000,000 shares (as such shares may be adjusted for any stock dividends, stock splits, combinations, mergers, reorganizations and similar events, the "Shares") of the Company's Common Stock, par value $.001 per share (the "Common Stock"), as of May 17, 2002, as evidenced by Stock Certificate No. 61-6035 for 2,000,000 Shares (the "A Shares") and Stock Certificate No. 61-6034 for 1,000,000 Shares (the "B Shares"), and, at the Closing (as defined in Section 1.03 hereof), the Company shall issue to Sweet, in lieu of the Preferred Stock referred to in the Term Sheet, an 8% Senior Subordinated Note of the Company due in 2012 (the "Note"), each in consideration for the Sweet Interest in Unzipped (the "Purchase Price"), on the terms and subject to the conditions of this Agreement.

     SECTION 1.03 Closing. The Closing shall take place at 10:00 a.m. at the offices of Blank Rome Tenzer Greenblatt LLP in New York City, on October 18, 2002, or at such other location, date and time as may be agreed upon among the parties hereto (such closing being called the "Closing" and such date and time being called the "Closing Date"). Except to the extent prohibited by applicable law, and regardless of the actual Closing Date, the Closing will be considered to have been effective at 12:01 a.m. on the Effective Date. At the Closing, effective as of the Effective Date, (a) the Company shall issue and deliver to Sweet (i) the Note substantially in the form attached hereto as Exhibit A, executed by the Company, (ii) the Investor Rights Agreement substantially in the form attached hereto as Exhibit B (the "Investor Rights Agreement"), executed on behalf of the Company, (iii) the Management Services Agreement substantially in the form attached hereto as Exhibit C (the "Management Agreement"), executed on behalf of Unzipped, the Company and MC, (iv) the Amended and Restated Supply Agreement between Unzipped and Azteca Production International, Inc. ("Azteca") substantially in the form attached hereto as Exhibit D (the "Amended Supply Agreement"), executed on behalf of Unzipped, (v) the Amended and Restated
Distribution Agreement between Unzipped and Apparel Distribution Services, LLC ("ADS") in substantially the form attached hereto as Exhibit E (the "Amended Distribution Agreement"), executed on behalf of Unzipped, and (vi) the Collateral Pledge Agreement substantially in the form attached hereto as Exhibit F (the "Collateral Agreement"); and (b) Sweet shall deliver to the Company (i) an instrument of transfer and assignment or such other documentation as the Company deems reasonably necessary to evidence the transfer of the Sweet Interest in Unzipped to MC, (ii) the Investor Rights Agreement, executed on behalf of Sweet, (iii) the proxy substantially in the form attached hereto as Exhibit G (the "Sweet Proxy"), executed on behalf of Sweet, (iv) the Management Agreement, executed on behalf of Sweet, (v) the Amended Supply Agreement, executed on behalf of Azteca, and (vi) the Amended Distribution Agreement, executed on behalf of ADS.

                                   ARTICLE II

              REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND MC

     The Company, and, as to Sections 2.01(b), 2.02(b), 2.03(b) and 2.04(b) below, MC, each represents and warrants to Sweet (except not to the extent such representations and warranties extend to or encompass the operations of Unzipped, as to which no representation or warranty is made) that, as of the Effective Date (or in the event and in such instances as other dates are specifically set forth in this Article II, as of such other dates):

     SECTION 2.01 Organization, Qualifications and Corporate Power.

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and, as of the Closing Date, is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification, except where the failure to be so licensed, qualified or in good standing would not cause or could not reasonably be expected to cause a Material Adverse Effect. As of May 17, 2002, the Company had the requisite corporate power and authority to issue and deliver the Shares to Sweet and, as of the Closing Date, the Company has the requisite corporate power and authority to own and hold its properties and to carry on its business as now conducted and to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents.

     (b) MC is a corporation duly organized, validly existing and in good standing under the laws of the State of California, is a wholly-owned subsidiary of the Company, and, as of the Closing Date, has the requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

     SECTION 2.02 Authorization; No Conflict; NonContravention.

     (a) The Company's (i) execution and delivery of this Agreement and each of the other Transaction Documents and performance of its obligations hereunder and thereunder, and (ii) issuance and delivery of the Shares, have been duly authorized by all requisite corporate action (in the case of (i), as of the Closing Date, and in the case of (ii), as of May 17, 2002) and will not (A) result in a violation of the Company's Certificate of Incorporation (the "Charter") in effect as of, in the case of (i), the Closing Date, and in the case of (ii), May 17, 2002, or the Company's Bylaws, as amended (the "Bylaws"),
(B) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (C) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which the Company or any of its properties or assets is bound, or (D) result in the creation or imposition of any material Lien, charge, restriction, claim or encumbrance of any nature whatsoever upon the Company or any of the Company's material properties or assets.

     (b) MC's (i) execution and delivery of this Agreement and performance of its obligations hereunder, and (ii) purchase of the Sweet Interest in Unzipped, have each been duly authorized by all requisite corporate action (in the case of
(i) above, as of the Closing Date, and in the case of (ii) above, as of the Effective Date) and will not (A) result in a violation of MC's Certificate of Incorporation in effect as of, in the case of (i), the Closing Date, and in the case of (ii), the Effective Date, or MC's Bylaws, as amended, (B) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (C) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which MC or any of its properties or assets is bound, or (D) result in the creation or imposition of any material Lien, charge, restriction, claim or encumbrance of any nature whatsoever upon MC or any of MC's material properties or assets.

     SECTION 2.03 Consents and Approvals.

     (a) Subject to the accuracy of Sweet's representations and warranties set forth in Section 3.01 below, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for the Company's valid execution, delivery and performance of this Agreement and the other Transaction Documents to which the Company is a party, or was necessary, as of May 17, 2002, for the Company's issuance and delivery of the Shares, other than those (i) which have previously been obtained or made or will be obtained on or prior to the Closing Date or (ii) which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective within the time periods required by law.

     (b) Subject to the accuracy of Sweet's representations and warranties set forth in Section 3.01 below, no registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for MC's valid execution, delivery and performance of this Agreement and the other Transaction Documents to which MC is a party, other than those (i) which have previously been obtained or made or will be obtained on or prior to the Closing Date or
(ii) which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective within the time periods required by law.

     SECTION 2.04 Validity.

     (a) On the Closing Date, effective as of the Effective Date, this Agreement and each of the other Transaction Documents to which the Company is a party have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except to the extent limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors' rights generally and (ii) general principles of equity, and except that enforcement of rights to indemnification and contribution contained therein and herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

     (b) On the Closing Date, effective as of the Effective Date, this Agreement and each of the other Transaction Documents to which MC is a party, have been duly executed and delivered by MC and constitute the legal, valid and binding obligations of MC, enforceable against MC in accordance with their terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors' rights generally and (ii) general principles of equity, and except that enforcement of rights to indemnification and contribution contained therein and herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

     SECTION 2.05 Authorized Capital Stock.

     (a) The Company's authorized capital stock consists of (i) 5,000,000 shares of Preferred Stock, par value $0.01 per share (the "Preferred Stock"), 18,000 of which have been designated Series A Junior Participating Preferred Stock, and
(ii) 30,000,000 shares of Common Stock as of the Effective Date, and 75,000,000 shares of Common Stock as of the Closing Date. As of the Effective Date, there were approximately 20,916,139 shares of Common Stock (not including the Shares) validly issued and outstanding, fully paid and nonassessable and no shares of Preferred Stock were outstanding. In addition, as of the Effective Date, there were approximately 7,062,025 shares of Common Stock reserved for issuance upon exercise of outstanding options, warrants or other securities exchangeable for or convertible into Common Stock, 1,158,125 additional shares of Common Stock reserved for issuance upon exercise of options available for grant under the Company's stock option and incentive stock plans, and 84,500 shares of Common Stock held in the Company's treasury. As of the Closing Date, the designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class and series of the Company's authorized capital stock are as set forth in the Charter in effect as of the Closing Date, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the Schedule 2.05 hereto, as of October 18, 2002: (i) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company was authorized or outstanding and (ii) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible or exchangeable securities, or other such rights or to distribute to holders of any of its outstanding equity securities any evidence of indebtedness or asset. Except as set forth in Schedule 2.05 hereto, the Company has no obligation (contingent or other) to purchase, repurchase, redeem, retire or otherwise acquire any of its outstanding equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Other than as set forth herein, there are no voting trusts or agreements, stockholder's agreements, pledge agreements, buy sell agreements, rights of first refusal, preemptive rights or other similar rights or proxies relating to any of the Company's outstanding securities. All of the outstanding securities of the Company were issued in compliance with all applicable federal and state securities laws.

     (b) The Shares have been duly authorized and, when issued, were duly and validly issued, fully paid and nonassessable shares of Common Stock. As of May 17, 2002, the Shares were free and clear of all Liens, charges, restrictions, claims and encumbrances, other than restrictions on transfer imposed by this Agreement, the Investor Rights Agreement, the Sweet Proxy, the Securities Act of 1933, as amended (the "Securities Act") and applicable state securities laws. The issuance, sale or delivery of the Shares is not subject to any preemptive right of the Company's stockholders or to any right of first refusal or other right in favor of any Person. The consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to any of the Company's outstanding securities.

     SECTION 2.06 SEC Reports.

     (a) As of each of the Effective Date and the Closing Date, the Company has filed all forms, reports and other documents required to be filed by the Company with the Securities and Exchange Commission (the "SEC") as of such dates ("SEC Reports"). As of their respective dates, all of such SEC Reports filed since January 1, 2002 (as such documents have since the time of their filing been amended or supplemented, the "Recent SEC Reports") complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the Recent SEC Reports (including all financial statements included therein and all exhibits and schedules thereto and documents incorporated by reference therein) contained (as of their respective filing dates) any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, except for such statements, if any, as have been modified or superseded by any subsequent filings. The Financial Statements comply in all material respects with the rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto), and fairly present the consolidated financial position of the Company and its Subsidiaries as at the dates thereof and the consolidated results of their operations and cash flows for the periods then ended.

     (b) As of the date hereof, none of the Company's Subsidiaries is a reporting company under the Exchange Act, and none is required to file any regular and periodic filings, notices, forms, reports, or statements with the United States Department of Justice, the Federal Trade Commission, the NASD or the SEC.

     (c) To the best of the Company's knowledge (as such term is defined in Section 9.20 below), except as disclosed in SEC Reports, or as contemplated by or disclosed in this Agreement, since January 31, 2002 (or, in the case of (vi) below, since October 18, 2002), the Company's business has been conducted in the ordinary course and there has not been any:

(i) event, situation or occurrence that individually or in the aggregate has had a Material Adverse Effect on the Company;

(ii) amendment to the Company's or any of the Company's Subsidiaries' charter, bylaws or other organizational documents;

(iii)sale, assignment, disposition, transfer, pledge, mortgage or lease of any material portion of the assets primarily used in the Company's business taken as a whole, other than to a wholly-owned subsidiary of the Company or in the ordinary course of business;

(iv) incurrence of any material indebtedness, other than that arising in the ordinary course of business, consistent with past practice;

(v) increase in the compensation or fringe benefits payable or to become payable to any executive officer of the Company, other than routine increases made in the ordinary course of business and consistent with past practice or as required by law or under any existing agreements heretofore disclosed to Sweet;

(vi) amendment, alteration or modification in the terms of any currently outstanding options, warrants or other rights to purchase any capital stock or equity interest in the Company or any securities convertible into or exchangeable for such capital stock or equity interest, including without limitation any reduction in the exercise or conversion price of any such rights or securities, any change to the vesting or acceleration terms of any such rights or securities, or any change to the terms relating to the grant of any such rights or securities;

(vii)declaration or payment of any dividend or other distribution, or the transfer of any assets, by the Company to any stockholders of the Company with respect to the Common Stock, or any redemption, repurchase or other acquisition by the Company of its capital stock, except in the ordinary course of business;

(viii) change by the Company in any of its significant accounting principles, methods or practices;

(ix) material closure, shut down or other elimination of any of the Company's offices, franchises or any other change in the character of its business, properties or assets, except for closures, shut downs, or other eliminations or changes that have not had a Material Adverse Effect on the Company;

(x) loan or advance to or other such agreement with any of its stockholders, officers, directors, employees, agents, consultants or other representatives, except in the ordinary course of business, consistent with past practice;

(xi) damage, destruction or loss with respect to any of the properties or assets of the Company that would reasonably be expected to have a Material Adverse Effect on the Company; or

(xii) agreement to do, cause or suffer any of the foregoing.

     SECTION 2.07 Litigation; Compliance with Law. Other than as set forth in the SEC Reports, there is no (a) action, suit, claim, proceeding or investigation pending or, to the best of the Company's knowledge, threatened, against or adversely affecting the Company or its properties or assets, at law or in equity, or before or by any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding pending or, to the best of the Company's knowledge, threatened, against or adversely affecting the Company or its properties or assets or (c) governmental inquiry pending or, to the best of the Company's knowledge, threatened, against or adversely affecting the Company or its properties or assets (including without limitation any inquiry as to the Company's qualification to hold or receive any license or permit), except, in the case of each of (a), (b) and (c) above, those which could not reasonably be expected to have a Material Adverse Effect, and, to the best of the Company's knowledge, there is no basis for any of the foregoing. To the best of the Company's knowledge, the Company is not in default with respect to any order, writ, judgment, injunction or decree known to or served upon the Company of any court or of any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign except those defaults which could not reasonably be expected to have a Material Adverse Effect. To the best of the Company's knowledge, there is no action, suit or proceeding by the Company pending, threatened or contemplated against others other than those which are immaterial in nature and instituted in the ordinary course of business.

     SECTION 2.08 Taxes. To the best of the Company's knowledge, the Company has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states or has duly obtained extensions of time for the filing thereof, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority other than those being contested in good faith and, to the best of the Company's knowledge, each of the tax returns heretofore filed by the Company correctly and accurately reflects the amount of its tax liability thereunder. To the best of the Company's knowledge, except as set forth on Schedule 2.8 hereto, the Company has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against the Company.

     SECTION 2.09 Offering of the Shares. Assuming the accuracy of Sweet's representations and warranties set forth in Section 3.01 below, as of May 17, 2002, the Company has complied with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Shares. Neither the Company nor any Person authorized or employed by the Company as agent, broker, dealer or otherwise has taken or will take any action (including, without limitation, any offer, issuance or sale of any security of the Company under circumstances which might require the integration of such security with the Shares under the Securities Act or the rules and regulations of the Commission promulgated thereunder), in either case so as to subject the offering, issuance or sale of the Shares to the registration provisions of the Securities Act, and neither the Company nor any such Person acting on its behalf has offered the Shares to any Person by means of general or public solicitation or general or public advertising, such as by newspaper or magazine advertisements, by broadcast media, or at any seminar or meeting whose attendees were solicited by such means.

     SECTION 2.10 Registration Rights. Except for the rights specifically granted to Sweet under the Investors Rights Agreement, no Person has demand or other rights to cause the Company to file any registration statement under the Securities Act relating to any securities of the Company or any right to participate in any such registration statement, including, without limitation, piggyback registration rights.

                                  ARTICLE III.

                     REPRESENTATIONS and WARRANTIES OF SWEET

Sweet represents and warrants to the Company that, as of the Effective Date (or in the event and in such instances as other dates are specifically set forth in this Article III, as of such other dates):

     SECTION 3.01 Investment Representations. As of May 17, 2002:

     (a) Sweet was an "accredited investor" within the meaning of Rule 501(a)(8) of Regulation D under the Securities Act;

     (b) Sweet acquired the Shares for its own account for investment purposes only;

     (c) Sweet understood that (i) the issuance by the Company of the Shares to Sweet was not registered under the Securities Act or the securities laws of any state, based upon applicable exemptions from such registration requirements,
(ii) the Shares are "restricted securities," as said term is defined in rule 144 of the Rules and Regulations promulgated under the Securities Act, (iii) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer, (iv) a legend to the foregoing effect may be placed on the certificate or certificates representing the Shares, and (v) stop transfer instructions with respect to the foregoing will be placed with the transfer agent for the Common Stock with respect to the Shares;

     (d) Sweet acknowledges that representatives of Sweet have reviewed copies of the Recent SEC Reports available via EDGAR, including in each case, the exhibits thereto and all of the documents incorporated by reference therein, and representatives of Sweet have had the opportunity to ask questions of and receive answers from representatives of the Company concerning the business and financial condition of the Company and the terms and conditions of this Agreement, and all of such questions have been answered to the satisfaction of Sweet and its representatives. Such acknowledgment, however, shall in no event have any impact on Sweet's right or ability to rely upon the representations and warranties of the Company to Sweet set forth in Article II above; and

     (e) Sweet acknowledges that the Company has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Securities Act may not be present if, notwithstanding such representations, Sweet were acquiring the Shares for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

     SECTION 3.02 Organization; Authorization, Noncontravention. Sweet is a limited liability company duly organized, validly existing and in good standing under the laws of the State of California and, as of the Closing Date, has full limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and each of the other Transaction Documents to which it is a party. Sweet's (a) execution and delivery of this Agreement and each of the other Transaction Documents to which it is a party and performance of its obligations hereunder and thereunder, and (b) sale, assignment and transfer of the Sweet Interest in Unzipped, have all been duly authorized by all requisite limited liability company action, in the case of (a) above, as of the Closing Date, and in the case of (b) above, as of the Effective Date, and will not (i) result in a violation of the Limited Liability Company Operating Agreement of Sweet in effect as of, in the case of (a) above, the Closing Date, and in the case of (b) above, the Effective Date, (ii) result in a violation of any applicable law, rule or regulation, or any material order, injunction, judgment or decree of any court or other agency of government, (iii) conflict with, result in a breach of, or constitute (or, with due notice or lapse of time or both, would constitute) a default under, or give rise to any right of termination, acceleration or cancellation under, any material indenture, agreement, contract, license, arrangement, understanding, evidence of indebtedness, note, lease or other instrument to which Sweet or any of its properties or assets is bound, or (iv) result in the creation or imposition of any material Lien, charge, restriction, claim or encumbrance of any nature whatsoever upon Sweet or any of Sweet's material properties or assets.

     SECTION 3.03 Validity. This Agreement and the other Transaction Documents to which Sweet is a party have been duly executed and delivered by Sweet as of the Closing Date, effective as of the Effective Date, and constitute the legal, valid and binding obligations of Sweet, enforceable against Sweet in accordance with their terms, except to the extent limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application related to the enforcement of creditors' rights generally and (b) general principals of equity, and except that enforcement of rights to indemnification and contribution contained therein and herein may be limited by applicable federal or state laws or the public policy underlying such laws, regardless of whether enforcement is considered in a proceeding in equity or at law.

     SECTION 3.04 Consents and Approvals. No registration or filing with, or consent or approval of or other action by, any federal, state or other governmental agency or instrumentality or any third party is or will be necessary for Sweet's valid execution, delivery and performance of this Agreement and the other Transaction Documents other than those (a) which have previously been obtained or made or will be obtained on or prior to the Closing Date (b) those which are required to be made under federal or state securities laws, which will be obtained or made, and will be effective within the time periods required by law.

     SECTION 3.05 Unencumbered Title. At all times prior to the Effective Date, Sweet was the sole owner of the Sweet Interest and had no equity-related rights in or to and no ownership interest in Unzipped other than the Sweet Interest. On the Effective Date, all of the Sweet Interest was transferred to MC pursuant to the terms and conditions of the Term Sheet (as modified, clarified and superseded on the Closing Date, effective as of the Effective Date, by the terms and conditions of this Agreement). At the time of such transfer, the Sweet Interest was not subject to any Lien, charge, restriction, claim or encumbrance or to any option, warrant or right (collectively, "Encumbrances") that restricted Sweet from transferring good and marketable title to the Sweet Interest to MC, free and clear of any Encumbrances. Following Sweet's transfer of the Sweet Interest to MC, Sweet has not had any equity-related rights in or to and no ownership interest in Unzipped.

     SECTION 3.06 Financial Statements of Unzipped.

     (a) Sweet hereby represents and warrants to the Company that the Unzipped Financial Statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and, as of the dates thereof, (A) the Unzipped Financial Statements were to the best of Sweet's knowledge, as defined in Section 9.20 below, true and accurate in all material respects and fairly presented the financial position of Unzipped as of such dates and the results of its operations and cash flows for the periods then ended, and (B) Unzipped had no liabilities (including off balance sheet liabilities), contingent or otherwise, which were material individually or in the aggregate, except liabilities provided for or reserved against in the Unzipped Financial Statements.

     (b) To the best of Sweet's knowledge, except as described in the Unzipped Financial Statements, since January 31, 2002, Unzipped's business has been conducted in the ordinary course, and there has not been any:

          (i) event, situation or occurrence that individually or in the aggregate has had a Material Adverse Effect on Unzipped;

          (ii) sale, assignment, disposition, transfer, pledge, mortgage or lease of any material portion of the assets primarily used in Unzipped's business taken as a whole;

          (iii)incurrence of any liabilities or indebtedness, contingent or otherwise, which are material individually or in the aggregate, other than those arising in the ordinary course of business, consistent with past practice;

          (iv) material   change  in  the  character  of  Unzipped's   business,
               properties or assets, except for changes that have not had a Material Adverse Effect on Unzipped;

          (v) damage, destruction or loss with respect to any of the properties or assets of Unzipped that would reasonably be expected to have a Material Adverse Effect on Unzipped; or

          (vi) agreement to do, cause or suffer any of the foregoing.

     SECTION 3.07  Litigation;  Compliance  with Law. Other than as set forth in
Schedule 3.07 hereto, there is no (a) action, suit, claim, proceeding or investigation pending or, to the best of Sweet's knowledge, threatened, against or adversely affecting Unzipped or its properties or assets, at law or in equity, or before or by any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign, (b) arbitration proceeding pending or, to the best of Sweet's knowledge, threatened, against or adversely affecting Unzipped or its properties or assets or (c) governmental inquiry pending or, to the best of Sweet's knowledge, threatened, against or adversely affecting Unzipped or its properties or assets (including without limitation any inquiry as to the Unzipped's qualification to hold or receive any license or permit), except, in the case of each of (a), (b) and (c) above, those which could not reasonably be expected to have a Material Adverse Effect, and, to the best of Sweet's knowledge, there is no basis for any of the foregoing. To the best of Sweet's knowledge, Unzipped is not in default with respect to any order, writ, judgment, injunction or decree known to or served upon Unzipped of any court or of any federal, state, municipal or other governmental body, department, commission, board, bureau, agency or instrumentality, domestic or foreign except those defaults which could not reasonably be expected to have a Material Adverse Effect. To the best of Sweet's knowledge, there is no action, suit or proceeding by Unzipped pending, threatened or contemplated against others.

     SECTION 3.08 Taxes. To the best of Sweet's knowledge, Unzipped has filed all federal, state, municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states or has duly obtained extensions of time for the filing thereof, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority other than those being contested in good faith, and, to the best of Sweet's knowledge, each of the tax returns heretofore filed by Unzipped correctly and accurately reflects the amount of its tax liability thereunder. To the best of Sweet's knowledge, Unzipped has not executed or filed with any taxing authority, foreign or domestic, any agreement extending the period for assessment or collection of any income taxes and is not a party to any pending action or proceeding by any foreign or domestic governmental agency for assessment or collection of taxes; and no claims for assessment or collection of taxes have been asserted against Unzipped.

     SECTION 3.09 Acknowledgement Regarding Intellectual Property. Sweet agrees and acknowledges that the Company does not retain any right, title or interest in or to any Assets (as defined in the Capital Contribution Agreement) conveyed by the Company to IP Holdings LLC ("IP Holdings") pursuant to that certain Capital Contribution Agreement dated as of August 20, 2002 by and among the Company and MC, as transferors, and IP Holdings, as transferee (as amended or modified from time to time, the "Capital Contribution Agreement").

                                  ARTICLE IV.

                              CONDITIONS TO CLOSING

     SECTION 4.01 Conditions to Sweet's Obligations at the Closing. Sweet's obligations under this Agreement are subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived in whole or in part by Sweet:

     (a) Opinions of Company's Counsel. Sweet shall have received (i) from Blank Rome Tenzer Greenblatt LLP, counsel for the Company, an opinion dated the Closing Date that the Shares were duly authorized and validly issued and are fully paid and non-assessable and (ii) an opinion of Deborah Sorrell Stehr, in-house counsel for the Company, as to the due authorization, execution and delivery of this Agreement and the other Transaction Documents, in substantially the forms set forth in Exhibit H hereto.

     (b) Representations and Warranties to be True and Correct. The representations and warranties of the Company and MC contained in Article II shall be true, complete and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

     (c) Performance. Each of the Company and MC shall have performed and complied in all material respects with all agreements and covenants contained herein required to be performed or complied with by it prior to or at the Closing Date.

     (d) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by the Company in connection with the transactions contemplated hereby and all documents incident thereto, including without limitation, the Company obtaining all necessary approvals from the Board, including an approval of the transactions contemplated hereby in satisfaction of the requirements of
Section 203 of the General Corporation Law of the State of Delaware, shall be satisfactory in form and substance to Sweet and its counsel and Sweet and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

     (e) Approvals. Each of the Company and MC shall have obtained any and all consents, waivers, registrations, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other Person required for the valid execution of this Agreement and each of the other Transaction Documents to which it is a party and for the consummation of the transactions contemplated hereby and thereby.

     (f) No Injunction. No governmental body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby or under any of the other Transaction Documents, nor, shall any such order, injunction, judgment, decree, ruling or assessment be pending or, to the Company's knowledge, threatened.

     (g) Deliveries. The Company shall have delivered each of the closing deliveries identified in Section 1.03(a) hereof.

     (h)  Indemnification   Agreement.  The  Company  shall  have  executed  and
delivered to Hubert Guez an Indemnification Agreement, in the form attached hereto as Exhibit I.

     (i) Supporting Documents. Sweet and its counsel shall have received copies of the following documents:

          (i) (A) the Charter, certified as of a recent date by the Secretary of State of the State of Delaware and (B) a certificate of said Secretary dated as of a recent date as to the Company's due incorporation and good standing and the Company's payment of all franchise taxes, and listing all documents of the Company on file with said Secretary;

          (ii) a certificate of the Company's Secretary dated the Closing Date, certifying: (A) that attached thereto is a true, correct and complete copy of the Bylaws as in effect on the date of such certification and that no amendments or modifications to such Bylaws have been authorized; (B) that attached thereto is a true, correct and complete copy of all resolutions adopted by the Board authorizing the execution, delivery and performance of each of the Transaction Documents, MC's purchase of the Sweet Interest, and the issuance, sale and delivery of the Shares, and that all such resolutions are in full force and effect, have not been amended, modified or rescinded and are the only resolutions adopted by the Board in connection with the transactions contemplated by the Transaction Documents; (C) that the Charter has not been amended since the date of the last amendment referred to in the certificate delivered pursuant to clause
               (i)(A) above; and (D) to the incumbency of each officer of the Company executing any of the Transaction Documents, the stock certificates representing the Shares and any certificate or instrument furnished pursuant thereto, and a certification by another authorized officer of the Company as to the incumbency and signature of the officer signing the certificate referred to in this clause (ii);

          (iii)a certificate, executed by an officer of the Company, dated the Closing Date, certifying to the fulfillment of the specific conditions set forth in Sections 4.01(b) and 4.01(c) hereto and to the fulfillment of all of the conditions in this Section 4.01 in general; and

          (iv) such additional supporting documents and other information with respect to the Company's operations and affairs as Sweet or its counsel reasonably may request. All such documents shall be satisfactory in form and substance to Sweet and its counsel.

     SECTION 4.02 Conditions to the Company's and MC's Obligations at the Closing. The Company's and MC's obligations under this Agreement, are subject to the satisfaction, on or before the Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company and MC:

     (a) Opinion of Sweet's Counsel. The Company and MC shall have received from Deborah Greaves, in-house counsel for Sweet, an opinion dated the Closing Date, as to the due authorization, execution and delivery of this Agreement and the other Transaction Documents, in substantially the form set forth in Exhibit J.

     (b) Representations and Warranties to be True and Correct. The representations and warranties of Sweet contained in Article III shall be true, complete and correct at and as of the Closing Date, with the same effect as though such representations and warranties had been made on and as of such date.

     (c) Performance. Sweet shall have performed and complied in all material respects with all agreements and covenants contained herein required to be performed or complied with by it prior to or at the Closing Date.

     (d) All Proceedings to be Satisfactory. All corporate and other proceedings to be taken by Sweet in connection with the transactions contemplated hereby and all documents incident thereto, including without limitation, Sweet obtaining all necessary approvals from its members and/or managers, shall be satisfactory in form and substance to the Company and its counsel and the Company and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they reasonably may request.

     (e) Deliveries. Sweet shall have delivered to the Company each of the closing deliveries identified in Section 1.03(b), hereof.

     (f) Approvals. Sweet shall have obtained any and all consents, waivers, registrations, approvals or authorizations, with or by any governmental body and all consents, waivers, approvals or authorizations of any other Person required for the valid execution of this Agreement and each of the other Transaction Documents and for the consummation of the transactions contemplated hereby and thereby.

     (g) No Injunction. No governmental body or any other Person shall have issued an order, injunction, judgment, decree, ruling or assessment which shall then be in effect restraining or prohibiting the completion of the transactions contemplated hereby or under any of the other Transaction Documents, nor, shall any such order, injunction, judgment, decree, ruling or assessment be threatened or pending.

     (h) Supporting Documents. The Company and its counsel shall have received copies of the following documents:

          (i) certificate of Sweet's Manager dated the Closing Date, certifying: (A) that attached thereto is a true, correct and complete copy of all resolutions adopted by the members and/or managers of Sweet authorizing the execution, delivery and performance of each of the Transaction Documents and the transfer, sell and assignment of the Sweet Interest to MC, and that all such resolutions are in full force and effect, have not been amended, modified or rescinded and are the only resolutions adopted in connection with the transactions contemplated by the Transaction Documents; and (B) to the incumbency of each officer or manager of Sweet executing any of the Transaction Documents and any certificate or instrument furnished pursuant thereto, and a certification by another authorized officer or manager of Sweet as to the incumbency and signature of the officer signing the certificate referred to in this clause (i) certificate;

          (ii) certificate, executed by an officer of Sweet, dated the Closing Date, certifying to the fulfillment of the specific conditions set forth in Sections 4.02(b) and 4.02(c) hereto and to the fulfillment of all of the conditions in this Section 4.02 in general; and

          (iii)such additional supporting documents and other information with respect to Sweet's and Unzipped's operations and affairs as the Company or its counsel reasonably may request. All such documents shall be satisfactory in form and substance to the Company and its counsel.

                                   ARTICLE V.

                            COVENANTS OF THE COMPANY

                The Company covenants and agrees with Sweet that:

     SECTION 5.01 Directors and Officers Insurance. The Company shall maintain customary directors and officers liability insurance and shall at all times maintain and exercise the powers granted to it by its Charter, its Bylaws, and by applicable law to indemnify and hold harmless to the fullest extent permitted by applicable law present or former directors and officers of the Company against any threatened or actual claim, action, suit, proceeding or investigation made against them arising from their service in such capacities.

     SECTION 5.02 Board Rights. Until the later of (i) the expiration and/or termination of the Management Agreement, (ii) such date as the Note has been repaid in full, or (iii) such date as Sweet and/or Sweet's Permitted Transferees (as defined in Section 6.01 hereof) shall cease to own all of the Shares, the Company shall recommend and include Hubert Guez on the slate of director nominees included in the Company's proxy statements soliciting proxies in connection with the Annual Meeting of Shareholders relating to the election of directors, unless the Company has reasonable grounds for objecting to his continuance as a director in which case Sweet shall have the right to designate a replacement nominee satisfactory to the Company.

     SECTION 5.03 Expenses of Director. The Company shall promptly reimburse Hubert Guez, or, in the event a replacement nominee designated by Sweet is elected as a member of the Company's Board of Directors, such replacement nominee, in full for all of his reasonable out-of-pocket expenses incurred as a member of the Company's Board of Directors in attending each meeting of the Board or any committee thereof.

     SECTION 5.04 Payment of Azteca Receivables/Debt; Release of Azteca. On or prior to February 1, 2003, the Company shall:

     (a) remit payment to Azteca for all receivables due to Azteca from the Company and/or Unzipped which are or will be greater than 30 days past due as of February 1, 2003;

     (b) pay or cause Unzipped to pay to Azteca all amounts (including principal and interest) outstanding as of such payment date under that certain commercial loan note, dated as of March 15, 2002, by Unzipped in favor of Azteca; and

     (c) obtain from Congress Financial a release, in form and substance reasonably satisfactory to Sweet, of Sweet, Hubert Guez, Azteca and each of their respective Affiliates from any obligations to Congress Financial with respect to Unzipped's line of credit with Congress Financial dated as of December 21, 1998, including any of their obligations as guarantors thereunder.

     The Company hereby expressly acknowledges that Azteca is a third party beneficiary to the provisions of this Section 5.04.

     SECTION 5.05 Compliance with Law; Corporate Existence. The Company shall, and shall cause each of its Subsidiaries to (subject, in the case of Unzipped, to Sweet's compliance with the provisions of Section 8 of the Management Agreement), comply in all material respects with all applicable laws, rules, statutes, regulations, decrees and orders of, and all applicable restrictions imposed by, all governmental bodies, domestic or foreign, in respect of the conduct of their business and the ownership of their property except where failure to comply could not reasonably be expected to have a Material Adverse Effect. The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its or its successor's corporate existence and the corporate, partnership or other existence of each of its Subsidiaries in accordance with the respective charter documents of such Subsidiary (charter and statutory), licenses and franchises of the Company and each of its Subsidiaries, provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any Subsidiary, if the Board shall determine, in the exercise of business judgment, that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole, and the loss thereof would not have a Material Adverse Effect.



                                  ARTICLE VI.

                               COVENANTS OF SWEET

     SECTION 6.01 Restrictions on Transfer. Without in any way limiting the representations set forth above in Section 3.01, Sweet shall abide by each of the following transfer restrictions:

     (a) Sweet shall not make any disposition of all or any portion of the Shares at any time (i) unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, or (ii) Sweet shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and with an opinion of counsel that such disposition will not require registration of such securities under the Securities Act; and

     (b) Sweet shall not make any disposition of all or any portion of the A Shares until April 23, 2003, except (i) to one of Sweet's current members, (ii) to the estate of any such member, or (iii) for the transfer by gift, will or intestate succession by any such member to his or her spouse or lineal descendants or ancestors or any trust for any of the foregoing (each a "Permitted Transferee"), who has executed and delivered to the Company a transfer restriction agreement in the form attached hereto as Exhibit K ("Transfer Restriction Agreement for A Shares"); and

     (c) Sweet shall not make any disposition of all or any portion of the B Shares until April 23, 2004, except to Permitted Transferees in the manner set forth in Section 6.01(b) above, each of whom has executed and delivered to the Company a transfer restriction agreement in the form attached hereto as Exhibit L ("Transfer Restriction Agreement for B Shares").

     SECTION 6.02 Voting Restriction. Sweet shall be bound by and subject to the voting restrictions relating to the Shares set forth in the Sweet Proxy, and, in addition to any transfer restrictions set forth in Section 6.01 above, if the transfer of Shares by Sweet is to a transferee that is (i) an officer, manager or member of Sweet, (ii) an affiliate of Sweet or any of the persons or entities set forth in (i) above, or (iii) a family member of any of the persons set forth in (i) or (ii) above (each, an "Affiliated Transferee"), Sweet shall not, without the prior written consent of the Company, dispose of all or any portion of such Shares, unless such Affiliated Transferee executes and delivers to the Company a proxy in the form attached hereto as Exhibit M ("Transferee Proxy").

     SECTION 6.03 Legends. Sweet acknowledges that the certificates evidencing the Shares will bear the legends set forth below:

     (a)  Securities Act Legend.

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF (I) AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER SAID ACT OR (II) AN OPINION OF COMPANY COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED.

The legend set forth above shall be removed by the Company from any certificate evidencing Shares, and the Company shall issue a certificate without such legend to the holder thereof, if the holder receives an opinion of counsel reasonably satisfactory to the Company (which may be counsel for the Company) that all of the Shares may be freely transferred in a public sale (without limitation or restriction as to quantity or timing and without registration under the Securities Act) under rule 144(k) promulgated under the Securities Act or otherwise.

     (b)  Contractual Restrictions Legend.

          THE TRANSFER AND VOTING OF THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN CONTRACTUAL RESTRICTIONS AGREED TO BY THE HOLDER OF THIS CERTIFICATE AND CANDIE'S INC. AND A COPY OF SUCH RESTRICTIONS ARE AVAILABLE AT THE OFFICES OF CANDIE'S, INC.

The legend set forth above shall be removed by the Company from any certificate evidencing Shares, and the Company shall issue a certificate without such legend to the holder thereof, if the holder receives an opinion of counsel to the Company that none of the contractual restrictions referred to in the legend are applicable to any of the Shares evidenced by such certificate.

                                  ARTICLE VII.

                            SURVIVAL; INDEMNIFICATION

     SECTION 7.01 Survival of Representations and Warranties. All representations and warranties of the parties contained in or made pursuant to this Agreement or in any certificate or instrument delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of all of the Transaction Documents and the issuance, sale and delivery of the Shares, provided, however, that, other than the representations and warranties in the first sentence of Section 2.05(b) and those in Sections 2.08, 3.01 and 3.08 hereof which shall survive the Closing for the applicable period of time under the statute of limitations for the matters described therein, the other representations and warranties of the parties set forth herein shall only survive the Closing for a period of one year.

     SECTION 7.02 Indemnification by the Company.(a) Subject to the limitations of Section 7.02(b) below, the Company shall indemnify, defend and hold harmless Sweet and its members (and each officer and director thereof), directors, managers, officers, employees, Affiliates, agents and permitted assigns) (collectively, "Indemnified Sweet Parties") from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and related charges and any costs or expenses that an Indemnified Sweet Party incurs to enforce its right to indemnification) (collectively, "Indemnified Sweet Parties' Losses"), any of them may sustain, suffer or incur and which arise out of, are caused by, or result or occur in connection with any material misrepresentation of a material fact contained in any representation of the Company contained herein or the breach by the Company of any warranty or covenant made by the Company herein.

     (b) The Company shall not be obligated to indemnify the Indemnified Sweet Parties unless and until the Indemnified Sweet Parties' Losses equal or exceed $100,000 (the "Sweet Basket Amount"), in which case the Company shall be obligated to indemnify the Indemnified Sweet Parties for the excess of the aggregate amount of all Indemnified Sweet Parties' Losses over the Sweet Basket Amount. Notwithstanding anything contained herein to the contrary, the Company's liability for indemnity under this Section 7.02 shall be limited to $17,0500,000.


     SECTION 7.03  Indemnification  by Sweet.(a)  Subject to the  limitations of
Section 7.03(b) below, Sweet shall indemnify, defend and hold harmless the Company and its subsidiaries (and each officer and director thereof), directors, officers, stockholders, employees, Affiliates, agents and permitted assigns) (collectively, "Indemnified Company Parties") from and against any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including, without limitation, interest, penalties, reasonable attorneys' fees, disbursements and related charges and any costs or expenses that an Indemnified Company Party incurs to enforce its right to indemnification) (collectively, "Indemnified Company Parties' Losses"), any of them may sustain, suffer or incur and which arise out of, are caused by, or result or occur in connection with any material misrepresentation of a material fact contained in any representation of Sweet contained herein or the breach by Sweet of any warranty or covenant made by Sweet herein.

     (b) Sweet shall not be obligated to indemnify the Indemnified Company Parties unless and until the Indemnified Company Parties' Losses equal or exceed $100,000 (the "Company Basket Amount"), in which case Sweet shall be obligated to indemnify the Indemnified Company Parties for the excess of the aggregate amount of all Indemnified Company Parties' Losses over the Company Basket Amount. Notwithstanding anything contained herein to the contrary, Sweet's liability for indemnity under this Section 7.03 shall be limited to $17,000,000 and may be offset against amounts outstanding under the Note.

     SECTION 7.04 Procedure for Indemnification. If a claim by a third party is made against any party or parties hereto and the party or parties against whom said claim is made intends to seek indemnification with respect thereto under Sections 7.02 or 7.03 hereof, the party or parties seeking such indemnification shall promptly notify the indemnifying party or parties, in writing, of such claim; provided, however, that the failure to give such notice shall not affect the rights of the indemnified party or parties hereunder, except to the extent that such failure materially and adversely affects the indemnifying party or parties due to the inability to timely defend such action. The indemnifying party or parties shall have ten (10) business days after said notice is given to elect, by written notice given to the indemnified party or parties, to undertake, conduct and control, through counsel of their own choosing (subject to the consent of the indemnified party or parties, such consent not to be unreasonably withheld) and at their sole risk and expense, the good faith settlement or defense of such claim, and the indemnified party or parties shall cooperate with the indemnifying parties in connection therewith; provided: (a) all settlements require the prior reasonable consultation with the indemnified party and the prior written consent of the indemnified party, which consent shall not be unreasonably withheld, and (b) the indemnified party or parties shall be entitled to participate in such settlement or defense through counsel chosen by the indemnified party or parties, provided that the fees and expenses of such counsel shall be borne by the indemnified party or parties. Notwithstanding the foregoing, with respect to any third-party claim, the defense, negotiation or settlement of which the indemnifying party has taken control, the indemnified party shall have the right to retain separate counsel to represent it, and the indemnifying party shall pay the reasonable fees and expenses of such separate counsel, if the third-party claim includes both indemnifying and indemnified parties and the indemnified party reasonably determines that a conflict of interest may exist or that defenses are available to it that are unavailable to the indemnifying party. So long as the indemnifying party or parties are contesting any such claim in good faith, the indemnified party or parties shall not pay or settle any such claim; provided, however, that notwithstanding the foregoing, the indemnified party or parties shall have the right to pay or settle any such claim at any time, provided that in such event they shall waive any right of indemnification therefor by the indemnifying party or parties. If the indemnifying party or parties do not make a timely election to undertake the good faith defense or settlement of the claim as aforesaid, or if the indemnifying parties fail to proceed with the good faith defense or settlement of the matter after making such election, then, in either such event, the indemnified party or parties shall have the right to contest, settle or compromise (provided that all settlements or compromises require the prior reasonable consultation with the indemnifying party and the prior written consent of the indemnifying party, which consent shall not be unreasonably withheld) the claim at their exclusive discretion, at the risk and expense of the indemnifying parties.

     SECTION 7.05 Assistance. Regardless of which party is controlling the defense of any claim, each party shall act in good faith and shall provide reasonable documents and cooperation to the party handling the defense.

     SECTION 7.06 Other Remedies. The provisions of this Article VII shall not limit or impair any right or remedy of either Sweet or the Company arising from breach of this Agreement. In addition to any other remedy provided by law, injunctive relief may be obtained by either party to enjoin the breach, or threatened breach, of any provision of this Agreement and either party shall be entitled to specific performance by the other of its obligations hereunder. All of a party's remedies under this Agreement, by law or as may otherwise be afforded, shall be cumulative.

                                 ARTICLE VIII.

                         RELEASE OF CERTAIN LIABILITIES

     SECTION 8.01 The Release. Each of the Company, MC and Unzipped hereby releases and forever discharges Sweet and its officers, directors, employees and members, solely in their capacities as such (each a "Sweet Representative"), from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, controversies, agreements, promises, variances, trespasses, damages, liabilities, judgments, extents, executions, claims and demands whatsoever, in law or equity, which the Company, MC and/or Unzipped ever had, now has or hereafter can, shall or may have against Sweet or a Sweet Representative, arising out of Sweet's obligations with respect to Unzipped (whether to Unzipped or to third parties), from the beginning of the world to the Closing Date (collectively, "Claims"), other than any such Claims arising from the fraud, willful misconduct, or gross negligence of Sweet or a Sweet Representative and provided that no release is given hereunder with respect to any obligation, representation, warranty or covenant (or any Claim arising therefrom) of Sweet or a Sweet Representative contained in this Agreement or any other Transaction Document.

     SECTION 8.02 Statutory Waiver

     (a) Each of the Company, MC and Unzipped hereby warrants, represents and agrees that it is fully aware of the provisions of California Civil Code Section 1542, which provides as follows:

          "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor."

     (b) Each of the Company and Unzipped knowingly and voluntarily waives the provisions of California Civil Code Section 1542, and any other statutes or common law principle of similar effect, as to any and all Claims, other than any such Claims arising from (i) the fraud, willful misconduct, or gross negligence of Sweet or a Sweet Representative or (ii) any obligation, representation, warranty or covenant of Sweet or a Sweet Representative contained in this Agreement or any other Transaction Document.

                                   ARTICLE IX.

                                  Miscellaneous

     SECTION 9.01 Expenses. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Shares.

     SECTION 9.02 Brokerage. Each party hereto will indemnify and hold harmless the others against and in respect of any claim for brokerage or other commissions relative to this Agreement or to the transactions contemplated hereby, based in any way on agreements, arrangements or understandings made or claimed to have been made by such party with any third party.

     SECTION 9.03 Parties in Interest. All representations, warranties, covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors and assigns of the parties hereto whether so expressed or not. Except as set forth in Sections 5.04, 7.02 and 7.03 above and as provided below, nothing in this Agreement shall create or be deemed to create any third-party beneficiary rights in any Person not a party to this Agreement. Whether or not any express assignment has been made, the provisions of the first sentence of
Section 2.05(b) and Section 2.10 of this Agreement, each of which are for the benefit of Sweet as a holder of Shares (or any securities for which such Shares may be converted or exchanged), are also for the benefit of and enforceable (to the same extent such provisions would have been enforceable by Sweet) by any subsequent holder of such Shares who (a) is a Permitted Transferee, (b) has agreed in writing with the Company to be bound by the terms of Article VI of this Agreement to the same extent as if the transferee were Sweet hereunder, and
(c) acquires at least 500,000 of the Shares. Without the consent of the other parties to this Agreement, this Agreement may not be assigned by any party hereto.

     SECTION 9.04 Specific Performance. Each party hereto acknowledges and agrees that the other parties hereto would be irreparably damaged if any provision of this Agreement is not performed in accordance with its specific terms or is otherwise breached. Accordingly, each party hereto agrees that the other parties hereto will be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to specifically enforce this Agreement and its terms and provisions in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties in the matter subject to Sections 8.06 and 8.08 hereof, in addition to any other remedy to which they may be entitled, at law or in equity.

     SECTION 9.05 Further Assurances. The Company and Sweet each agree to take such actions and execute and deliver such other documents or agreements as may be necessary or reasonably requested for the implementation of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby and thereby, including those necessary or reasonably desirable to reflect Sweet's relinquishment of any rights, control or authority with respect to Unzipped arising out of the Operating Agreement.

     SECTION 9.06 Submission to Jurisdiction; Consent to Service of Process.

     (a) Sweet hereby irrevocably agrees that any lawsuit commenced by Sweet against the Company or MC in connection with any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby (each, a "Sweet Lawsuit") shall be brought by Sweet solely in a federal or state court located within the County of New York, State of New York, and, in connection with each Sweet Lawsuit, each of the parties hereto irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located within the County of New York, State of New York and irrevocably agrees to waive, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Sweet Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Sweet Lawsuit in such court. Each of the Company and MC hereby irrevocably agrees that any lawsuit commenced by the Company or MC against Sweet in connection with any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby (each, a "Company Lawsuit") shall be brought by the Company or MC, as the case may be, solely in a federal or state court located within the County of Los Angeles, State of California, and, in connection with each Company Lawsuit, each of the parties hereto irrevocably agrees to submit to the exclusive jurisdiction of any federal or state court located within the County of Los Angeles, State of California and irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any Company Lawsuit brought in such court or any defense of inconvenient forum for the maintenance of such Company Lawsuit in such court. Each of the parties hereto agrees that a judgment in any Sweet Lawsuit or Company Lawsuit may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (b) Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action or proceeding by the mailing of a copy thereof in accordance with the provisions of Section 9.07 hereof.

     SECTION 9.07 Notices. Any notice, request, demand or other communication required or permitted to be given to a party pursuant to the provisions of this Agreement shall be in writing and (a) personally delivered, (b) sent via facsimile, with confirmed transmission and receipt, and followed promptly by delivery of the original, or (c) sent by a nationally-recognized courier or overnight service such as Federal Express (for next business day delivery), postage prepaid, as follows:

         If to Sweet:

         Sweet Sportswear, LLC
         5804 E. Slauson Avenue
         Commerce, CA 90040
         Fax: (323) 728-1641
         Attn: Deborah Greaves, General Counsel

         With a copy to (which does not constitute notice):

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         2029 Century Park East - Suite 2400
         Los Angeles, California 90067
         Phone: (310) 229-1000
         Fax: (310) 229-1001
         Attn: David Antheil, Esq.

         If to the Company:

         Candie's, Inc.
         400 Columbus Avenue
         Valhalla, New York
         Phone: (914) 769-8600
         Fax: (914) 769-8103
         Attn: Deborah Sorell Stehr, Senior Vice President & General Counsel

         With a copy to (which does not constitute notice):

         Blank Rome Tenzer Greenblatt LLP
         405 Lexington Avenue
         New York, NY 10174
         Phone: (212) 885-5555
         Fax: (212) 885-5001
         Attn: Robert J. Mittman, Esq.

     Any party hereto (and such party's permitted assigns) may change such party's address for receipt of future notices hereunder by giving written notice to the Company and the other parties hereto in the manner provided herein. Notices shall be deemed given and received at the time of personal delivery or completed facsimile transmission, or, if sent by Federal Express or such other overnight delivery service one business day after such sending.

     SECTION 9.08 Governing Law. This Agreement and the performance of the transactions and the obligations of the parties hereunder will be governed by and construed and enforced in accordance with the laws of the State of Delaware, without giving effect to any choice of law principles.

     SECTION 9.09 Entire Agreement. This Agreement, together with the Exhibits and Schedules hereto, the certificates, documents, instruments and writings that are delivered pursuant hereto and each of the other Transaction Documents, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matters and supersedes all prior understandings, agreements, or representations, including, without limitation, the Term Sheet, by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

     SECTION 9.10 Attorney's Fees. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all reasonable fees, costs and expenses of appeals.

     SECTION 9.11 Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

     SECTION 9.12 Amendments and Waivers. This Agreement may not be amended or modified, and no provisions hereof may be waived, without the written consent of the Company and Sweet. No action taken pursuant to this Agreement, including without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representation, warranty, covenant or agreement contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law.

     SECTION 9.13 Successors and Assigns. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

     SECTION 9.14 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision hereof will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any Party or to any circumstance, is adjudged by a court, governmental body not to be enforceable in accordance with its terms, the Parties agree that the court, governmental body, making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

     SECTION 9.15 Titles and Subtitles. The article and section headings contained in this Agreement and in the Exhibits and Schedules thereto are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

     SECTION 9.16 Adjustments for Stock Splits, Etc. Wherever in this Agreement there is a reference to a specific number of shares of Common Stock or Preferred Stock of any class or series, then, upon the occurrence of any subdivision, combination or stock dividend of such class or series of stock, the specific number of shares so referenced in this Agreement with respect to any period following the date of such adjustment will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or stock dividend on the outstanding shares of such class or series of stock.

     SECTION 9.17 Construction. The parties hereto have jointly participated in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local or foreign law will also be deemed to refer to such law as amended and all rules and regulations promulgated thereunder, unless the context otherwise requires. The word "including" means "including, without limitation". Pronouns in masculine, feminine and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words "this Agreement", "herein", "hereof", "hereby", "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party has breached, will not detract from or mitigate the fact that such party is in breach of the first representation, warranty or covenant.

     SECTION 9.18 Schedules. The Schedules delivered pursuant to this Agreement (collectively, the "Schedules") are an integral part hereof, and are considered to be part of the representations and warranties to which they relate. Each such Schedule shall be in writing and shall indicate the subparagraph pursuant to which it is being delivered. Notwithstanding anything to the contrary in Section
9.17 hereof, for purposes of this Agreement, information which is necessary to make a given Schedule complete and accurate, but is omitted therefrom, shall nevertheless be deemed to be contained therein if it is contained on any other Schedule; but only if such information appears on such other Schedule in such form and detail that it is responsive to the requirements of such given Schedule. A party may, at its option, include in one or more of the Schedules delivered by it pursuant hereto items which are not "material" or otherwise required to be disclosed; and the inclusion of any such item shall not be deemed to be an acknowledgement by such party that it is "material" or that it is required to be disclosed.

     SECTION 9.19 Remedies. The parties hereto shall have all remedies for breach of this Agreement available to them as provided by this Agreement, law or equity.

     SECTION 9.20 Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate" means, with respect to any Person, (a) any other Person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with such Person, or (b) an officer or director of such Person or of an Affiliate of such Person within the meaning of clause (a) of this definition. For purposes of clause (a) of this definition,
(i) a Person shall be deemed to control another Person if such Person (A) has sufficient power to enable such Person to elect a majority of the board of directors of such Person, or (B) owns a majority of the beneficial interests in income and capital of such Person; and (ii) a Person shall be deemed to control any partnership of which such Person is a general partner.

     "Company's knowledge" means the actual knowledge of Neil Cole, Deborah Sorell Stehr or Richard Danderline.

     "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

     "GAAP" means United States generally accepted accounting principals as in effect on the date hereof.

     "Financial   Statements"  means  the  Company's  (a)  audited  consolidated financial statements for the year ended January 31, 2002, including its consolidated balance sheet as of January 31, 2002, and the related consolidated income statements, statement of stockholder's equity and statement of cash flows for the year ended January 31, 2002, and the notes with respect to such statements, in each case as contained in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2002 filed with the SEC on May 1, 2002; and (b) unaudited consolidated financial statements for the three and six months ended July 31, 2002, including its consolidated balance sheet as of July 31, 2002 and the related consolidated statements of income for the three and the six months ended July 31, 2002, and the related consolidated statement of stockholder's equity and statement of cash flows for the six months ended July 31, 2002, and the notes with respect to such statements in each case as contained in the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended July 31, 2002 filed with the SEC on September 16, 2002.

     "Lien" shall mean a mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or otherwise, including, without limitation, any lien for taxes), security interest, preference, participation interest, priority or security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any document under the law of any applicable jurisdiction to evidence any of the foregoing.

     "Material Adverse Effect" shall mean a material adverse effect on the business, operations, assets, liabilities, properties, financial condition or results of operations of the relevant entity and its subsidiaries taken as a whole.

     "Permits"  shall  mean  permits,   consents,   approvals,   authorizations,
certifications and registrations.

     "Person" shall mean an individual, corporation, trust, partnership, limited liability company, joint venture, unincorporated organization, government body or any agency or political subdivision thereof, or any other entity.

     "Subsidiary" shall mean, as to the Company, any entity of which more than fifty percent (50%) of the outstanding stock or equity or capital interests, as the case may be, having ordinary voting power to elect a majority of the Board of Directors of such entity (irrespective of whether or not at the time stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company, or by one or more of its subsidiaries, or by the Company and one or more of its subsidiaries.

     "Sweet's knowledge" shall means the actual knowledge of Hubert Guez, Dov Haddad, Deborah Greaves or Fred Kalmar.

     "Sweet Interest" shall mean Sweet's 50% share of Unzipped's Profits, Losses and distributions of Cash Flow (each as defined in the Operating Agreement) and its 50% equity ownership interest in Unzipped.

     "Transaction Documents" shall mean this Agreement, the Note, the Collateral Agreement, the Investor Rights Agreement, the Sweet Proxy, the Management Agreement, the Amended Distribution Agreement and the Amended Supply Agreement.

     Unzipped Financial Statements" shall mean Unzipped's (a) audited financial statements for the fiscal year ended January 31, 2002, including its balance sheet as of January 31, 2002, and related statement of income and retained earnings and statement of cash flows for the fiscal year ended January 31, 2002, and the notes with respect to such statements, in each case as attached hereto as part of Exhibit N; and (b) unaudited financial statements for the three and six months ended July 31, 2002, including its balance sheet as of July 31, 2002 and the related statement of income and retained earnings for the three and six months ended July 31, 2002 and statement of cash flows for the six months ended July 31, 2002, in each case as attached hereto as part of Exhibit N.

     SECTION  9.21  Incorporation  of  Exhibits,   Annexes  and  Schedules.  The
exhibits, annexes and schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the Company and Sweet have executed this Equity Acquisition Agreement as of the day and year first above written.

COMPANY:                                CANDIE'S, INC.


                                        By:     /s/ Neil Cole
                                                --------------------------------
                                                Name: Neil Cole
                                                Title: Chief Executive Officer
                                                       and President


MC:                                     MICHAEL CARUSO & CO., INC.


                                        By:     /s/ Neil Cole
                                                --------------------------------
                                                Name: Neil Cole
                                                Title: Chief Executive Officer



SWEET:                                  SWEET SPORTSWEAR, LLC


                                        By:     /s/ Hubert Guez
                                                --------------------------------
                                                Name: Hubert Guez
                                                Title: Manager




     For purposes of consenting to the modification of the Operating Agreement, including the Purchase/Sell Obligation, and in order to induce Sweet to enter into this Agreement, the undersigned hereby consents and agrees to the terms and provisions set forth herein, including but not limited to the provisions of
Article VIII hereto, and the transactions contemplated hereby as of the date first above written.



                                     UNZIPPED APPAREL LLC
                                     By: Michael Caruso & Co., Inc., its Manager

                                     By: /s/ Neil Cole
                                         -----------------------------
                                         Name: Neil Cole
                                         Title: Chief Executive Officer

     The Registrant will supplementally provide the Securities and Exchange Commission with copies of the omitted Schedules and Exhibits to the Equity Acquisition Agreement upon request.

Schedules
Schedule 2.05 - Capitalization
Schedule 2.08 - Taxes
Schedule 3.07 - Litigation

Exhibits
EXHIBIT A                  Note
EXHIBIT B                  Investor Rights Agreement
EXHIBIT C                  Management Agreement
EXHIBIT D                  Amended Supply Agreement
EXHIBIT E                  Amended Distribution Agreement
EXHIBIT F                  Collateral Pledge Agreement
EXHIBIT G                  Sweet Proxy
EXHIBIT H                  Opinions of Company's Counsel
EXHIBIT I                  Indemnification Agreement
EXHIBIT J                  Opinion of Sweet's Counsel
EXHIBIT K                  Transfer Restriction Agreement for A Shares
EXHIBIT L                  Transfer Restriction Agreement for B Shares
EXHIBIT M                  Transferee Proxy
EXHIBIT N                  Unzipped Financial Statements